Exhibit 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

THURSDAY, APRIL 29, 2004

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

FIRST QUARTER 2004 RESULTS

First Quarter

2004

2003

Net Income

$ Millions

5,440

7,040

$ Per Common Share

Assuming Dilution

0.83

1.05

Earnings Excluding Accounting

Change and Other Special Items

$ Millions

5,440

4,790

$ Per Common Share

Assuming Dilution

0.83

0.71

Total Revenues and

Other Income - $ Millions

67,602

63,780

Capital and Exploration

Expenditures - $ Millions

3,401

3,496

IRVING, TX, April 29 -- Exxon Mobil Corporation today reported first quarter results.  Net income of $5,440 million ($0.83 per share), decreased $1,600 million from the first quarter of 2003.  First quarter 2003 earnings included a $550 million positive impact from the required adoption of the new accounting standard for asset retirement obligations and a one-time gain of $1,700 million from the transfer of shares in

Ruhrgas AG.  Excluding these impacts, first quarter 2004 earnings were a record and increased by $650 million.

Revenues and other income for the first quarter of 2004 totaled $67,602 million compared with $63,780 million in 2003.  Capital and exploration expenditures of $3,401 million in the first quarter of 2004 were down $95 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

"First quarter earnings, excluding accounting changes and special items, were a record and improved in all parts of the business.

"Compared with last year's first quarter, ExxonMobil's first quarter 2004 net income of $5,440 million was down $1,600 million.  Excluding a required accounting change and a special item recorded in first quarter 2003, earnings were up $650 million.

"Upstream earnings, excluding special items, were a record $4,013 million, an increase of $20 million from first quarter 2003 results reflecting higher production and continued strength in crude and natural gas prices.

"Liquids production increased by 5% versus first quarter 2003 and was at its highest level since the fourth quarter of 1988.  On an oil-equivalent basis, production was at its highest level since the first quarter of 2001 and increased 1% from the first quarter of last year.  Plans for long-term capacity increases remain on track as reflected by continued high levels of capital spending.

"Downstream earnings were $1,004 million, an increase of $281 million from last year, reflecting improved worldwide refining conditions partly offset by weaker marketing margins.

"Chemical earnings of $564 million were up $277 million from last year's first quarter.  Earnings benefited from stronger margins across the business and favorable foreign exchange effects.

"In the first quarter, ExxonMobil continued its active investment program, spending $3,401 million on capital and exploration projects, compared with $3,496 million last year, reflecting continued strong levels of upstream spending.

"During the quarter, the corporation acquired 47 million shares at a gross cost of $1,953 million to offset the dilution associated with benefit plans and to reduce common stock outstanding."

Additional comments on earnings for the major operating segments follow:

First Quarter 2004 vs. First Quarter 2003

Upstream earnings excluding special items were a record $4,013 million, up $20 million from the first quarter 2003 reflecting higher production and strong crude and natural gas prices.

Liquids production of 2,635 kbd (thousands of barrels per day) increased by 5% from 2,504 kbd in the first quarter of 2003.  Higher production from new fields in West Africa and Norway and the absence of last year's national strike effects in Venezuela, was partly offset by natural field declines in mature areas.

First quarter natural gas production decreased to 11,467 mcfd (millions of cubic feet per day), compared with 12,046 mcfd last year reflecting lower weather-related demand in Europe and natural field decline in mature areas partly offset by the start-up of an additional LNG train in Qatar.

Earnings from U.S. upstream operations were $1,154 million, down $105 million reflecting lower production from mature areas.  Excluding the one-time $1,700 million Ruhrgas gain in 2003, non-U.S. upstream earnings of $2,859 million in 2004 were $125 million higher than last year's first quarter.  Non-U.S. earnings increased due to liquids production growth from new projects.

Downstream earnings of $1,004 million were the highest first quarter since 1991 and increased $281 million from the first quarter of 2003, reflecting improved worldwide refining margins partly offset by weaker marketing conditions.  Petroleum product sales were 8,082 kbd, 223 kbd higher than last year's first quarter.

U.S. downstream earnings were $392 million, up $218 million mainly due to higher refining margins.  Non-U.S. downstream earnings of $612 million were $63 million higher than last year's first quarter.

Chemical earnings of $564 million were up $277 million from the same quarter a year ago due to stronger worldwide margins and favorable foreign exchange effects.  Prime product sales of 6,792 kt (thousands of metric tons) were down 88 kt from last year's record first quarter.

Corporate and financing expenses of $141 million were lower by $72 million mainly due to reduced U.S. pension costs.

During the first quarter of 2004, Exxon Mobil Corporation purchased 47 million shares of its common stock for the treasury at a gross cost of $1,953 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.  Shares outstanding were reduced from 6,568 million at the end of the fourth quarter of 2003 to 6,540 million at the end of the first quarter.  Purchases may be made in both the open market and through negotiated transactions, and may be increased, decreased or discontinued at any time.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on April 29, 2004.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

____________________________________________________________

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production growth and capital spending, could differ materially due to changes in market conditions affecting the oil and gas industry or long-term oil or gas prices; political events or disturbances; reservoir performance; changes in OPEC quotas; timely completion of development projects; changes in technical or operating conditions; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2003 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the first quarter press release includes both net income and earnings excluding a required accounting change and a special item, both of which occurred in 2003.  There were no special items reported in 2004.  Earnings that exclude the aforementioned segments are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 26 and 27 in the 2003 Form 10-K and is also available through our website at www.exxonmobil.com.

ATTACHMENT I

EXXON MOBIL CORPORATION

FIRST QUARTER 2004

 (millions of dollars, except per share amounts)

First Quarter

2004

2003

EARNINGS / EARNINGS PER SHARE

Total revenues and other income

67,602

63,780

Total costs and other deductions

58,640

53,902

Income before income taxes

$8,962

$9,878

Income taxes

3,522

3,388

Income before accounting change

$5,440

$6,490

Accounting change

0

550

Net income (U.S. GAAP)

$5,440

$7,040

Net income per common share (dollars)

Income before accounting change

0.83

0.97

Accounting change

0.00

0.08

Net income

$0.83

$1.05

Net income per common share

 - assuming dilution (dollars)

Income before accounting change

0.83

0.97

Accounting change

0.00

0.08

Net income

$0.83

$1.05

(continued)

ATTACHMENT I (continued)

EXXON MOBIL CORPORATION

FIRST QUARTER 2004

 (millions of dollars, except per share amounts)

First Quarter

2004

2003

OTHER FINANCIAL DATA

Dividends on common stock

Total

$1,642

$1,541

Per common share

$0.25

$0.23

Millions of common shares outstanding

At March 31

6,540

6,679

Average

6,544

6,683

Average-assuming dilution

6,582

6,714

Shareholders' equity at March 31

$91,681

$79,585

Capital employed at March 31

$104,180

$93,676

Income and other taxes

Income taxes

3,522

3,388

Excise taxes

6,416

5,831

All other taxes

10,853

9,465

Total taxes

$20,791

$18,684

ExxonMobil's share of income taxes

of equity companies:

$389

$329

ATTACHMENT II

EXXON MOBIL CORPORATION

FIRST QUARTER 2004

FUNCTIONAL EARNINGS

(millions of dollars)

First Quarter

Net Income (U.S. GAAP)

2004

2003

Upstream

United States

1,154

1,259

Non-U.S.

2,859

4,434

Downstream

United States

392

174

Non-U.S.

612

549

Chemical

United States

118

16

Non-U.S.

446

271

Corporate and financing

(141)

(213)

Income before accounting change

5,440

6,490

Accounting change

0

550

Net income (U.S. GAAP)

$5,440

$7,040

Accounting Change and Other Special Items

Upstream

Non-U.S.

0

1,700

Accounting change

0

550

Corporate total

$0

$2,250

Earnings Excluding Accounting Change and Other Special Items

Upstream

United States

1,154

1,259

Non-U.S.

2,859

2,734

Downstream

United States

392

174

Non-U.S.

612

549

Chemical

United States

118

16

Non-U.S.

446

271

Corporate and financing

(141)

(213)

Corporate total

$5,440

$4,790

ATTACHMENT III

EXXON MOBIL CORPORATION

FIRST QUARTER 2004

First Quarter

2004

2003

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

598

633

Canada

369

347

Europe

607

621

Asia-Pacific

216

232

Africa

543

414

Other Non-U.S.

302

257

Worldwide

2,635

2,504

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

2,051

2,408

Canada

1,009

931

Europe

6,027

6,321

Asia-Pacific

1,591

1,752

Other Non-U.S.

789

634

Worldwide

11,467

12,046

Oil-equivalent production (koebd)*

4,546

4,512

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

FIRST QUARTER 2004

First Quarter

2004

2003

Petroleum product sales (kbd)

United States

2,758

2,573

Canada

615

613

Europe

2,128

1,986

Asia-Pacific

1,682

1,805

Other Non-U.S.

899

882

Worldwide

8,082

7,859

Gasolines, naphthas

3,157

3,035

Heating oils, kerosene, diesel

2,651

2,517

Aviation fuels

659

660

Heavy fuels

642

640

Specialty products

973

1,007

Total

8,082

7,859

Refinery throughput (kbd)

United States

1,781

1,683

Canada

478

447

Europe

1,616

1,464

Asia-Pacific

1,412

1,506

Other Non-U.S.

309

290

Worldwide

5,596

5,390

Chemical product revenue

($ millions)

United States

$2,938

$2,599

Non-U.S.

$4,464

$3,831

Worldwide

$7,402

$6,430

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,803

2,850

Non-U.S.

3,989

4,030

Worldwide

6,792

6,880

ATTACHMENT IV

EXXON MOBIL CORPORATION

FIRST QUARTER 2004

(millions of dollars)

First Quarter

2004

2003

Capital and Exploration Expenditures

Upstream

United States

455

489

Non-U.S.

2,249

2,295

Total

2,704

2,784

Downstream

United States

202

308

Non-U.S.

308

273

Total

510

581

Chemical and administrative

United States

97

63

Non-U.S.

90

68

Total

187

131

Worldwide

$3,401

$3,496

Exploration expenses charged to income

included above

Consolidated affiliates

United States

39

35

Non-U.S.

131

107

Equity companies - ExxonMobil share

Non-U.S.

4

12

Worldwide

$174

$154

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

2000

-

First Quarter

3,480

0.50

-

Second Quarter

4,530

0.66

-

Third Quarter

4,490

0.63

-

Fourth Quarter

5,220

0.76

Year

$17,720

$2.55

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55

-

Fourth Quarter

6,650

1.01

Year

$21,510

$3.24

2004

-

First Quarter

5,440

0.83